Allowance for Credit Losses (Tables)	3 Months Ended
Mar. 31, 2022
Credit Loss [Abstract]
Summary of Expected Credit Allowance Activity

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the three months ended March 31, 2022:

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance at December 31, 2021	673	8,642	4,049	6,927	20,291
Credit loss expense	-	5,236	514	138	5,888
Write-Offs	-	(4,560)	(785)	(96)	(5,441)
Other (1)	(9)	(30)	(110)	10	(139)
Balance at March 31, 2022	664	9,288	3,668	6,979	20,599